UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 8, 2011

BIODRAIN MEDICAL, INC.

(Exact name of registrant as specified in charter)

333-155299	33-1007393
(Commission File No.)	(IRS Employer Identification No.)
Minnesota

(State or other jurisdiction of incorporation or organization)

2060 Centre Pointe Boulevard, Suite 7

Mendota Heights, Minnesota 55120

(Address of principal executive offices)

651-389-4800

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name and Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 of the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Our Board of Directors, effective August 8, 2011, unanimously approved and adopted Amended and Restated Bylaws.  The Amended and Restated Bylaws are filed as Exhibit 3.1 to this Form 8-K.

Our prior Bylaws were outdated, and, as to some matters, did not comply with applicable law.  The amendment and restatement of the Bylaws, with one exception, was effective upon adoption by the Board of Directors.  The primary changes are that the new Bylaws:

•
Require that nominations of directors other than by the Board of Directors can be made only if the candidate is identified to the Company 90 days in advance of the meeting and are made in compliance with SEC disclosure requirements;

•	Provide that directors appointed by the Board of Directors to fill vacancies may only be removed by the shareholders;

•
Limit business at regular meetings of shareholders to matters set forth in the notice of meeting, brought before the meeting by the Board of Directors, or brought before the meeting by a shareholder if certain requirements are met.  These include a requirement that the shareholder provide notice to the Company 90 days in advance of the business proposed to be transacted and a requirement of compliance with applicable SEC requirements, if any;

•	Simplify the Company’s obligation to indemnify directors by stating that the Company is obligated to indemnify directors to the maximum extent permitted by law;

•	Require that notice of shareholder meetings may not be given more than 60 days in advance of the meeting;

•	Require that notices for special meetings state the purpose of the meetings;

•	Allow election of directors by a plurality of votes cast;

•	Conform requirements for calling special meetings to Minnesota law;

•	Permit participation in meetings by telephonic or similar methods;

•	Permit absent directors to provide advance written consent or opposition to specific matters; and

•	Conform the time limits on effectiveness of proxies to Minnesota law.

Not all changes are described above.  These descriptions are qualified in their entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached as Exhibit 3.1 to this current report on Form 8-K and is incorporated herein by reference.

NO SHAREHOLDER ACTION IS REQUIRED AS TO THIS RESTATEMENT EXCEPT AS DESCRIBED BELOW.

Section 4.3 of the Amended and Restated Bylaws (the provisions of which were Article II, Section 1 of the prior Bylaws) will be effective only upon approval by our shareholders.  The change in Section 4.3, if adopted by the shareholders, will allow the Board of Directors to set the number of directors between one (1) and nine (9).  The Board of Directors will not be able to remove directors by setting the number of directors lower than the number then serving.

The change to Section 4.3 requires approval by the shareholders.  We have scheduled a special meeting of the shareholders for September 7, 2011 to approve this amendment.

IN THE NEXT FEW DAYS, WE WILL BE SENDING A PROXY STATEMENT TO OUR SHAREHOLDERS SOLICITING APPROVAL OF THIS AMENDMENT.

Item 9.01 Exhibits.

3.1           Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 8, 2011

BIODRAIN MEDICAL, INC.

By:	/s/ Kevin R. Davidson
Kevin R. Davidson
President, Chief Executive Officer, Chief Financial Officer